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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported)        May 15, 2003


                             BARR LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)





       New York                     1-9860                   22-1927534

(State or other jurisdiction     (Commission               (IRS Employer
     of  incorporation)          File Number)           Identification No.)





   Two Quaker Road, P.O. Box 2900, Pomona, New York          10970-0519

          (Address of principal executive offices)     (Zip code)


                                 (845) 362-1100

              (Registrant's telephone number, including area code)








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Item 5.           Other Events and Regulation FD Disclosure.

On May 15, 2003, Barr Laboratories, Inc. issued a press release announcing that the U.S. District Court for the Eastern District of New York has granted Barr's motion to dismiss the case captioned In Re Tamoxifen Citrate Antitrust Litigation. A copy of the release is attached hereto as Exhibit 99.0 and is incorporated herein by reference.





Exhibit Number       Exhibit
--------------       --------

     99.0            Barr Laboratories, Inc. May 15, 2003 press release






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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BARR LABORATORIES, INC.

Date:  May 15, 2003             /s/ William T. McKee
                                ------------------------------------------------
                                William T. McKee
                                Senior Vice President, Chief Financial Officer,
                                and Treasurer